ENTERPRISE

ADVANTUS ENTERPRISE FUND, INC.

SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31, 2002

[ADVANTUS(TM) LOGO]
CAPITAL MANAGEMENT

[GRAPHIC]

CUT DOWN PAPERWORK, NOT TREES.

Advantus now offers e-delivery of prospectuses, annual and semi-annual reports. To find out more, call Advantus Shareholder Services at (800) 665-6005.

ADVANTUS ENTERPRISE FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                 2


INVESTMENTS IN
SECURITIES                         7


STATEMENT OF ASSETS
AND LIABILITIES                   12


STATEMENT OF
OPERATIONS                        13


STATEMENTS OF CHANGES
IN NET ASSETS                     14


NOTES TO FINANCIAL
STATEMENTS                        15


DIRECTORS AND
EXECUTIVE OFFICERS                20


SHAREHOLDER SERVICES              22

LETTER FROM THE PRESIDENT

[PHOTO OF WILLIAM N. WESTHOFF]

Dear Shareholder:

The economic recovery is well underway, which was no small task in light of nearly two years of slowing economic growth, a series of major corrections in the stock market and the September 11 attacks on America, which devastated the already ailing economy and stock market. We feel that the economy is improving, largely due to hand-in-glove monetary and fiscal strategies.

MONETARY POLICY: THE FEDERAL RESERVE'S AGGRESSIVE ACTIONS. In 2001, the Fed dropped its fed funds rate by 475 basis points (4.75%). The U.S. hadn't seen rates this low since the early 1950s. The Fed has met twice in 2002 and has not yet changed the fed funds rate. At the January 30 meeting, the Fed had a bias toward weakness. At the March 19 meeting, they changed to a neutral bias. Clearly, they believe things are looking up.

Fiscal policy: Congressional actions. In March, Congress approved more than $70 billion to further fund our country's fiscal initiatives. Although this was less than half of the amount originally sought, it will provide a significant boost to the overall economy. These fiscal policies included:

-    Social programs to help Americans

- Aiding in the unprecedented search for victims and clear the World Trade Center complex in New York City

-    Setting up the national network needed for Homeland Security

-    Increasing defense spending, substantially

Business spending (goods and inventories) continued to decline in the second half of 2001, following a trend started in the previous year. The business economy has retooled since September 11. Late in fourth quarter 2001, we saw companies drawing down inventories to low levels. The good news is that this has led to some production increases to rebuild inventory in the first quarter 2002. Companies are still cautious in their capital spending. We've come a long way in the past six months, and we believe all signs point to continued progress.

Market cycles and economic signs point to an equity market recovery. Remember that valuations are key, and companies need to generate sustainable profits to court potential investors. As investors' confidence returns to the equity market, the debt market will likely ratchet down. We believe equities will outperform bonds, and bonds will outperform cash.

As the economy gathers momentum in the second half of the year, we expect upward pressure on interest rates, particularly the short maturities. We also expect that since the Federal Reserve has shifted to a neutral bias, it will later move towards a more restrictive posture. Keep in mind that each Federal Reserve action takes about 13 months to work through the economy, and we had 10 Fed actions in 2001. All in all, we believe that economic recovery is underway.

This reporting period was an extremely difficult period for our nation and for our markets, and history will record it as such. We believe the investment landscape is steadily improving, so keep focused on your investment objectives and think long term. Long-term investors are rewarded for their discipline and patience.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff
President, Advantus Funds

ADVANTUS ENTERPRISE FUND

PERFORMANCE OVERVIEW

The performance of the Advantus Enterprise Fund for the six-month period ended March 31, 2002 was as follows for the three classes of shares currently outstanding:

          Class A                                             28.29 percent*
          Class B                                             27.80 percent*
          Class C                                             27.65 percent*

The Fund's benchmark, the Russell 2000 Growth Index** returned 23.70 percent for the same period.

PERFORMANCE ANALYSIS

Small-cap stocks registered sizable gains for the period, though the group was volatile. One of the strongest performing asset classes in the fourth quarter of 2001, rebounding from a post-September 11 swoon, small-cap growth stocks gave back some of their gains over the January-through-March span. Despite some encouraging economic reports early in 2002, investors seemed to question whether the group had gotten ahead of itself, and were often quick to take profits.

Against this backdrop, the Fund had a good showing in both absolute and relative terms. Stocks that contributed positively to the Fund included certain technology names that had strong showings for the six months (though the latter of the period was generally a difficult one for technology stocks). Other securities that supported the Fund included specific health-care services, energy and consumer names. On the negative side, stocks that hampered the Fund included its biotechnology and emerging pharmaceutical holdings. These stocks were tarnished by factors such as general worries over the pace of new-product approval.

We made few noteworthy changes in the Fund with regard to its sector and subsector allocation. Within the technology area, notwithstanding the recent volatility of the Fund's software holdings, we continued to view these names favorably for their potential to benefit as corporations eventually recommit to capital investment. We also held a number of electronics stocks, though we pared certain holdings to keep our overall weighting in check: These stocks rallied significantly in the period; semiconductor-related stocks have often performed well in the early stages of economic revival.

Elsewhere, we maintained a sizable position in health care. Our holdings included a mix of biotech/emerging pharmaceutical, medical devices and services stocks. We believe that our collective holdings here have attractive diversification aspects, given the Fund's significant exposure to technology and the market's recent tendency for sharp sector rotation. The rest of the Fund remained invested in areas as diverse as media, financial services, energy, consumer services and retail.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF ELIZABETH B. DATER]

[PHOTO OF SAMMY OH]

ELIZABETH B. DATER
SAMMY OH
CREDIT SUISSE ASSET
MANAGEMENT, LLC

The Advantus Enterprise Fund is a mutual fund designed for investors seeking long-term accumulation of capital. In pursuit of this objective, the Fund will invest primarily in common and preferred stocks of small companies whose market capitalizatons are within the range of companies in the Russell 2000 Growth Index**.

While Advantus Capital Management, Inc. acts as investment adviser for the Fund, Credit Suisse Asset Management, LLC provides investment advice to the Advantus Enterprise Fund under a sub-advisory agreement.

This Fund has varying degrees of risk. Investments in small company and micro-cap stock generally carry a higher level of risk over the short-term.

-  Dividends paid quarterly.
-  Capital gains distributions paid annually.

We believe that the small-cap growth group's stalled rally reflected uncertainty over the magnitude of any economic recovery this year. If the economy expands in the second half of 2002 - not a guarantee, obviously - will the growth level be closer to 2% than 4% on an annualized basis? Investors may have entered the period with the more robust outlook, and hence the market may need time to digest any lowered reality.

OUTLOOK

As we move forward, we are cautious looking out over the immediate horizon, but we note that small-cap growth stocks have often outperformed the broader stock market pulling out of recession. Whether they can again remains to be seen, but we see no fundamental reasons why the group would lag larger-cap stocks in any recovery. In any event, we expect stock selection to be quite critical, and we will remain focused on companies we deem to be innovative and well managed, whose stocks appear reasonably valued given their longer-term business prospects.


                    * Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

                    **The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

             COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                     INVESTMENT IN ADVANTUS ENTERPRISE FUND,
               RUSSELL 2000 GROWTH INDEX AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Enterprise Fund compared to the Russell 2000 Growth Index and the Consumer Price Index. The lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Enterprise Fund (September 16, 1994 for Class A and Class B and March 1, 1995 for Class C) through March 31, 2002.

                                  CLASS A AND B

SEC AVERAGE ANNUAL TOTAL RETURN:

Class A:
  One year                             2.72%
  Five year                            3.49%
  Since inception (9/16/94)            5.33%
Class B:
  One year                             2.77%
  Five year                            3.50%
  Since inception (9/16/94)            5.19%

[CHART]

                                                           RUSSELL 2000
                                CLASS A       CLASS B      GROWTH INDEX      CPI
9/16/1994                      $10,000       $10,000         $10,000       $10,000
9/30/1994                        9,371         9,910          10,042        10,054
9/30/1995                       11,983        12,107          12,616        10,275
9/30/1996                       13,979        14,173          14,391        10,584
9/30/1997                       15,780        16,000          17,737        10,818
9/30/1998                       11,235        11,315          13,331        10,973
9/30/1999                       14,450        14,477          17,683        11,261
9/30/2000                       20,613        20,687          22,928        11,643
9/30/2001                       11,525        11,462          13,161        11,952
3/31/2002                       14,786        14,649          16,280        11,979

                                    CLASS C


SEC AVERAGE ANNUAL TOTAL RETURN:

Class C:
 One year                                  7.78%
 Five year                                 3.76%
 Since inception (3/1/95)                  4.90%

                                         RUSSELL 2000
                             CLASS C     GROWTH INDEX    CPI
 3/1/1995                   $10,000        $10,000     $10,000
9/30/1995                    12,038         12,563      10,146
9/30/1996                    13,913         14,331      10,450
9/30/1997                    15,568         17,662      10,682
9/30/1998                    10,992         13,276      10,834
9/30/1999                    14,012         17,610      11,119
9/30/2000                    19,821         22,832      11,497
9/30/2001                    10,993         13,106      11,801
3/31/2002                    14,032         16,212      11,828


The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                                             MARKET    % OF STOCK
COMPANY                                         SHARES       VALUE      PORTFOLIO
-------                                         ------       -----      ---------
Manugistics Group, Inc.                          63,242    $1,358,438        3.2%
Emmis Communications                             42,200     1,128,428        2.6%
Polycom, Inc.                                    42,646     1,049,092        2.4%
Province Healthcare Company                      29,267       929,813        2.2%
Entercom Communications
Corporation                                      18,600       910,842        2.1%
Affymetrix, Inc.                                 30,100       872,298        2.0%
Alkermes, Inc.                                   33,000       859,980        2.0%
Medicis Pharmaceutical Corporation               14,367       797,368        1.9%
Advance Paradigm, Inc.                           25,000       752,250        1.8%
Lifepoint Hospitals, Inc.                        20,100       742,896        1.7%
                                                           ----------       ----
                                                           $9,401,405       21.9%
                                                           ==========       ====

[CHART]

Cash and Other Assets/Liabilities      5.3%
Capital Goods                          1.9%
Communication Services                 2.3%
Energy                                 5.6%
Financial                              6.0%
Consumer Staples                       9.5%
Consumer Cyclical                     18.0%
Health Care                           25.6%
Technology                            25.8%

                                                       INVESTMENTS IN SECURITIES
                                                                  MARCH 31, 2002
                                                                     (UNAUDITED)
           (Percentages of each investment category relate to total net assets.)

                                                         MARKET
SHARES                                                  VALUE(a)
------                                                ----------
COMMON STOCK (94.7%)
    CAPITAL GOODS (1.9%)
      Containers-Metal/Glass (1.0%)
      51,800   Crown Cork & Seal
                Company Inc (b)                       $  463,610
                                                      ----------
      Engineering/Construction (.9%)
      16,300   Granite
                Construction, Inc.                       401,143
                                                      ----------
    COMMUNICATION SERVICES (2.3%)
      Telecommunication (2.3%)
      42,646   Polycom, Inc. (b)                       1,049,092
                                                      ----------
    CONSUMER CYCLICAL (18.0%)
      Auto (1.0%)
       7,200   Borg-Warner
                Automotive, Inc.                         453,024
                                                      ----------
      Leisure (1.2%)
      30,900   Six Flags, Inc. (b)                       551,874
                                                      ----------
      Publishing (1.2%)
       9,900   Scholastic
                Corporation (b)                          536,481
                                                      ----------
      Retail (8.3%)
      18,300   Barnes & Noble,
                Inc. (b)                                 567,117
      20,300   Cost Plus, Inc (b)                        555,457
      17,500   Genesco, Inc. (b)                         482,475
      30,500   Gymboree
                Corporation (b)                          449,875
      20,850   Hot Topic, Inc. (b)                       435,765
      27,200   Pacific Sunwear of
                California, Inc. (b)                     669,120
      28,290   Valuevision
                International, Inc. (b)                  587,017
                                                      ----------
                                                       3,746,826
                                                      ----------
      Service (4.1%)
      41,500   Doubleclick, Inc. (b)                     497,585
      17,759   Getty Images,
                Inc. (b)                                 532,060
      12,700   Penn National
                Gaming, Inc. (b)                         444,754
      17,094   Plexus
                Corporation (b)                          403,418
                                                      ----------
                                                       1,877,817
                                                      ----------
      Textiles (2.2%)
      16,100   Linens n Things,
                Inc. (b)                              $  491,533
      35,500   Tommy Hilfiger
                Corporation (b) (c)                      509,425
                                                      ----------
                                                       1,000,958
                                                      ----------
    CONSUMER STAPLES (9.5%)
      Broadcasting (6.4%)
      42,200   Emmis
                Communications (b)                     1,128,428
      16,600   Entercom
                Communications
                Corporation (b)                          910,842
      21,200   Insight
                Communications (b)                       444,140
      29,000   Mediacom
                Communications
                Corporation (b)                          406,290
                                                      ----------
                                                       2,889,700
                                                      ----------
      Food (1.0%)
      14,000   Performance Food
                Group Company                            457,240
                                                      ----------
      Food & Health (.8%)
      15,400   Hain Celestial
                Group, Inc. (b)                          342,650
                                                      ----------
      Service (1.3%)
      13,800   Education
                Management
                Corporation (b)                          581,946
                                                      ----------
    ENERGY (5.6%)
      Oil & Gas (5.6%)
      12,400   Newfield Exploration
                Company (b)                              458,676
      21,000   Pogo Producing
                Company                                  665,700
      18,100   Remington Oil & Gas
                Corporation (b)                          364,896
      12,400   Spinnaker Exploration
                Company (b)                              516,460
      13,989   Stone Energy
                Corporation (b)                          542,074
                                                      ----------
                                                       2,547,806
                                                      ----------


              See accompanying notes to investments in securities.

                                                         MARKET
SHARES                                                  VALUE(a)
------                                                ----------
FINANCIAL (6.0%)
      Banks (.7%)
       7,900   Westamerica
                BanCorporation                        $  337,725
                                                      ----------
      Finance-Diversified (1.0%)
      13,600   Raymond James
                Financial, Inc.                          465,528
                                                      ----------
      Insurance (2.5%)
      17,800   HCC Insurance
                Holdings, Inc.                           497,510
      22,400   Mid Atlantic Medical
                Services, Inc. (b)                       638,400
                                                      ----------
                                                       1,135,910
                                                      ----------
      Investment Bankers/Brokers (1.0%)
       6,100   Affiliated Managers
                Group (b)                                438,163
                                                      ----------
      Savings and Loans (.8%)
      15,000   IndyMac
                Bancorp, Inc. (b)                        370,500
                                                      ----------
    HEALTH CARE (25.6%)
      Biotechnology (5.2%)
      30,100   Affymetrix, Inc. (b)                      872,298
      10,500   Celgene
                Corporation (b)                          259,875
      13,600   Cell Therapeutics,
                Inc. (b)                                 337,688
      14,800   Lynx Therapeutics,
                Inc. (b)                                  32,264
      22,200   Medarex, Inc. (b)                         358,064
      17,800   Scios, Inc. (b)                           514,954
                                                      ----------
                                                       2,375,143
                                                      ----------
      Drugs (6.1%)
      33,000   Alkermes, Inc. (b)                        859,980
      14,100   Cubist
                Pharmaceuticals,
                Inc. (b)                                 260,568
      14,300   K-V Pharmaceutical
                Company (b)                              416,130
      14,367   Medicis
                Pharmaceutical
                Corporation (b)                          797,368
       6,900   OSI Pharmaceuticals,
                Inc. (b)                                 270,135
      29,000   Praecis
                Pharmaceuticals,
                Inc. (b)                              $  150,800
                                                      ----------
                                                       2,754,981
                                                      ----------
      Hospital Management (4.7%)
      20,400   Community Health
                Systems (b)                              451,044
      20,100   Lifepoint Hospitals,
                Inc. (b)                                 742,896
      29,267   Province Healthcare
                Company (b)                              929,813
                                                      ----------
                                                       2,123,753
                                                      ----------
      Managed Care (3.6%)
      25,000   Advance Paradigm,
                Inc. (b)                                 752,250
      20,500   Coventry Health Care,
                Inc. (b)                                 533,000
       8,336   Oxford Health
                Plans (b)                                348,361
                                                      ----------
                                                       1,633,611
                                                      ----------
      Medical Products/Supplies (1.3%)
      23,000   Alliance Imaging,
                Inc. (b)                                 282,900
      16,800   Therasense, Inc. (b)                      317,520
                                                      ----------
                                                         600,420
                                                      ----------
      Special Services (4.7%)
      14,600   Apria Healthcare
                Group, Inc. (b)                          357,846
      17,000   DaVita, Inc. (b)                          430,100
      14,500   Fisher Scientific
                International,
                Inc. (b)                                 407,450
      11,600   Henry Schein,
                Inc. (b)                                 510,980
      13,000   Renal Care Group,
                Inc. (b)                                 426,400
                                                      ----------
                                                       2,132,776
                                                      ----------
    TECHNOLOGY (25.8%)
      Communications Equipment (1.6%)
      85,200   Openwave Systems,
                Inc.(b)                                  541,872


              See accompanying notes to investments in securities.

                                                         MARKET
SHARES                                                  VALUE(a)
------                                                ----------
    TECHNOLOGY--CONTINUED
      16,359   Tekelec (b)                            $  187,474
                                                      ----------
                                                         729,346
                                                      ----------
      Computer Networking (2.8%)
      39,100   Adaptec, Inc. (b)                         522,767
      42,500   Legato Systems,
                Inc. (b)                                 382,925
      40,250   Radiant Systems,
                Inc. (b)                                 364,262
                                                      ----------
                                                       1,269,954
                                                      ----------
      Computer Services & Software (11.1%)
      30,600   Agile Software
                Corporation (b)                          370,260
      23,300   Caminus
                Corporation (b)                          524,250
      71,400   Chordiant Software,
                Inc. (b)                                 519,078
      28,700   Epiphany, Inc. (b)                        216,972
      37,900   Informatica
                Corporation (b)                          274,396
      36,200   Interwoven, Inc. (b)                      181,000
      63,242   Manugistics Group,
                Inc. (b)                               1,358,438
      36,300   MatrixOne, Inc. (b)                       323,796
      20,000   NetIQ Corporation (b)                     436,200
      32,900   Omnicell, Inc. (b)                        244,447
      12,500   Precise Software
                Solutions, Ltd. (b) (c)                  291,125
      18,118   Sea Change
                International,
                Inc. (b)                                 275,212
                                                      ----------
                                                       5,015,174
                                                      ----------
      Data Processing (1.3%)
      23,504   Documentum, Inc. (b)                      598,177
                                                      ----------
      Electrical Defense (1.0%)
      35,900   Aeroflex, Inc. (b)                        461,674
                                                      ----------
      Electrical Instruments ( - )
      51,700   APW, Ltd. (b)                               9,306
                                                      ----------
      Electrical Semiconductor (3.6%)
      28,900   Anadigics, Inc. (b)                       356,626
      23,800   Cirrus Logic, Inc. (b)                    449,106
      17,600   Exar Corporation (b)                      361,504
      10,200   Varian Semiconductor
                Equipment (b)                         $  459,000
                                                      ----------
                                                       1,626,236
                                                      ----------
      Equipment Semiconductor (4.4%)
       9,000   Brooks Automation,
                Inc. (b)                                 408,960
      10,304   Cymer, Inc. (b)                           511,697
      20,135   Photronics, Inc. (b)                      679,154
      16,900   PRI Automation,
                Inc. (b)                                 393,922
                                                      ----------
                                                       1,993,733
                                                      ----------
  Total common stock
    (cost: $44,540,889)                               42,972,277
                                                      ----------

              See accompanying notes to investments in securities.

SHARES
------
SHORT-TERM SECURITIES (5.2%)
2,306,311      Wells Fargo & Company-Cash Investment Fund I,
                current rate 1.811%                                             $ 2,306,311
37,186         Wells Fargo & Company-Treasury Plus Fund,
                current rate 1.698%                                                  37,186
                                                                                -----------
               Total short-term securities (cost: $2,343,497)                     2,343,497
                                                                                -----------
               Total investments in securities (cost: $46,884,386) (d)          $45,315,774
                                                                                ===========

Notes to Investments in Securities
----------------------------------
(a)   Securities are valued by procedures described in note 2 to the financial statements.
(b)   Presently non-income producing.
(c)   The Fund held 1.8% of net assets in foreign securities as of March 31, 2002.
(d)   At March 31, 2002 the cost of securities for federal income tax purposes was $47,200,268. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:
      Gross unrealized appreciation                                             $ 6,936,560
      Gross unrealized depreciation                                              (8,821,054)
                                                                                -----------
      Net unrealized depreciation                                               $(1,884,494)
                                                                                ===========


                 See accompanying notes to financial statements.

                 (This page has been left blank intentionally.)

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002
(UNAUDITED)

                                             ASSETS
Investments in securities, at market value - see accompanying schedule for
 detailed listing (a) (identified cost: $46,884,386)                                                   $ 45,315,774
Cash in bank on demand deposit                                                                               10,155
Receivable for Fund shares sold                                                                              13,065
Receivable for investment securities sold                                                                   316,777
Accrued interest receivable                                                                                   4,473
Dividends receivable                                                                                          3,641
Collateral for securities loaned (note 6)                                                                 8,901,444
                                                                                                       ------------
     Total assets                                                                                        54,565,329
                                                                                                       ------------
                                           LIABILITIES
Payable for investment securities purchased                                                                 200,290
Payable for Fund shares redeemed                                                                             11,079
Payable to Adviser                                                                                           57,049
Other payable                                                                                                    20
Payable upon return of securities loaned (note 6)                                                         8,901,444
                                                                                                       ------------
     Total liabilities                                                                                    9,169,882
                                                                                                       ------------
Net assets applicable to outstanding capital stock                                                     $ 45,395,447
                                                                                                       ============
Represented by:
   Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
   Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares
   unallocated) of $.01 par value                                                                      $     49,843
   Additional paid-in capital                                                                            59,176,266
   Net investment loss                                                                                     (276,871)
   Accumulated net realized losses from investments                                                     (11,985,179)
   Unrealized depreciation on investments                                                                (1,568,612)
                                                                                                       ------------
     Total - representing net assets applicable to outstanding capital stock                           $ 45,395,447
                                                                                                       ============
Net assets applicable to outstanding Class A shares                                                    $ 39,330,477
                                                                                                       ============
Net assets applicable to outstanding Class B shares                                                    $  5,394,671
                                                                                                       ============
Net assets applicable to outstanding Class C shares                                                    $    670,299
                                                                                                       ============
Shares outstanding and net asset value per share:
   Class A - Shares outstanding 4,254,769                                                              $       9.24
                                                                                                       ============
   Class B - Shares outstanding 648,634                                                                $       8.32
                                                                                                       ============
   Class C - Shares outstanding 80,663                                                                 $       8.31
                                                                                                       ============

------------
(a)  Includes securities on loan of $8,670,385.


                See accompanying notes to financial statements.

                                                         STATEMENT OF OPERATIONS
                                   PERIOD FROM OCTOBER 1, 2001 TO MARCH 31, 2002
                                                                     (UNAUDITED)

Investment income:
   Interest                                                                                             $    27,056
   Dividends                                                                                                 12,518
   Income from securities lending activities                                                                 10,050
                                                                                                        -----------
       Total investment income                                                                               49,624
                                                                                                        -----------
Expenses (note 4):
   Investment advisory fee                                                                                  152,784
   Rule 12b-1 fees - Class A                                                                                 47,126
   Rule 12b-1 fees - Class B                                                                                 26,494
   Rule 12b-1 fees - Class C                                                                                  3,263
   Administrative services fee                                                                               37,200
   Transfer agent and shareholder services fees                                                              65,325
   Custodian fees                                                                                             4,426
   Auditing and accounting services                                                                           5,600
   Legal fees                                                                                                 4,344
   Directors' fees                                                                                              445
   Registration fees                                                                                         30,000
   Printing and shareholder reports                                                                          11,790
   Insurance                                                                                                  1,175
   Other                                                                                                      3,341
                                                                                                        -----------
       Total expenses                                                                                       393,313
                                                                                                        -----------
   Less fees and expenses waived or absorbed by Adviser and Distributor:
     Class A Rule 12b-1 fees                                                                                (18,850)
     Other waived fees                                                                                      (47,968)
                                                                                                        -----------
       Total fees and expenses waived or absorbed                                                           (66,818)
                                                                                                        -----------
       Total net expenses                                                                                   326,495
                                                                                                        -----------
       Investment loss - net                                                                               (276,871)
                                                                                                        -----------
Realized and unrealized gains/(losses) on investments:
   Net realized losses on investments (note 3)                                                             (982,510)
   Net change in unrealized appreciation or depreciation on investments                                  11,386,134
                                                                                                        -----------
       Net gains on investments                                                                          10,403,624
                                                                                                        -----------
Net increase in net assets resulting from operations                                                    $10,126,753
                                                                                                        ===========


                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
PERIOD FROM OCTOBER 1, 2001 TO MARCH 31, 2002 AND YEAR ENDED SEPTEMBER 30, 2001 (UNAUDITED)

                                                                                          2002              2001
                                                                                       -----------     ------------
Operations:
   Investment loss - net                                                               $  (276,871)    $   (561,707)
   Net realized loss on investments                                                       (982,510)     (10,661,326)
   Net change in unrealized appreciation or depreciation
     on investments                                                                     11,386,134      (17,527,880)
                                                                                       -----------     ------------
Increase (decrease) in net assets resulting from operations                             10,126,753      (28,750,913)
                                                                                       -----------     ------------
Distributions to shareholders from net realized gains on investments:
     Class A                                                                                     -      (17,270,178)
     Class B                                                                                     -       (2,987,176)
     Class C                                                                                     -         (359,988)
                                                                                       -----------     ------------
Total distributions                                                                              -      (20,617,342)
                                                                                       -----------     ------------
Capital share transactions: (notes 4 and 5):
   Proceeds from sales:
     Class A                                                                             3,699,515        3,423,922
     Class B                                                                               198,757          701,160
     Class C                                                                                50,756          159,604
   Proceeds from issuance of shares as a result of reinvested dividends:
     Class A                                                                                     -       17,184,998
     Class B                                                                                     -        2,913,962
     Class C                                                                                     -          351,595
   Payments for redemption of shares:
     Class A                                                                            (3,870,309)      (4,242,274)
     Class B                                                                              (466,431)      (1,427,099)
     Class C                                                                               (69,429)        (224,061)
                                                                                       -----------     ------------
       Increase (decrease) in net assets from
          capital share transactions                                                      (457,141)      18,841,807
                                                                                       -----------     ------------
       Total increase (decrease) in net assets                                           9,669,612      (30,526,448)
Net assets at beginning of period                                                       35,725,835       66,252,283
                                                                                       -----------     ------------
Net assets at end of period (including
   net investment loss of $276,871 and $0, respectively)                               $45,395,447     $ 35,725,835
                                                                                       ===========     ============

                 See accompanying notes to financial statements.

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  MARCH 31, 2002
                                                                     (UNAUDITED)

(1)  ORGANIZATION

     Advantus Enterprise Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek the long-term accumulation of capital.

     The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Fund are summarized as follows:

   USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

   INVESTMENTS IN SECURITIES

     The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

     Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

   FEDERAL TAXES

     The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

     Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

     As of September 30, 2001 for federal income tax purposes, the Fund had a capital loss carryover in the amount of $10,512,154 which, if not offset by subsequent capital gains, will expire September 30, 2009. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gain until the available capital loss carryover has been offset or expires.

   DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3)  INVESTMENT SECURITY TRANSACTIONS

     For the period ended March 31, 2002, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $17,753,630 and $19,502,326 respectively.

(4)  EXPENSES AND RELATED PARTY TRANSACTIONS

     The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Securian Financial Group. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .70 percent on the first $1 billion in net assets, .68 percent on the next $1 billion and .66 percent on net assets in excess of $2 billion.

     Advantus Capital has a sub-advisory agreement with Credit Suisse Asset Management (Credit Suisse). The sub-advisory agreement provides that Advantus Capital shall pay Credit Suisse a monthly management fee which will vary depending on the total assets sub-advised by Credit Suisse for Advantus Capital, including assets of Enterprise Fund and of other mutual funds and private accounts. Total assets are measured each March 31, June 30, September 30, and December 31. Advantus Capital pays Credit Suisse from the advisory fee at a rate equal to .65 percent on the first $450 million in assets, .60 percent on the next $250 million in assets, .55 percent on the next $250 million in assets, .50 percent on the next $1 billion of assets, and .45 percent on assets in excess of $2 billion.

     The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays Rule 12b-1 fees to Securian Financial Services, Inc. (Securian), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C
1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Securian is currently waiving the portion of Class A Rule 12b-1 fees which exceeds, as a percentage of average daily net assets, .15 percent. Securian waived Class A 12b-1 fees in the amount of $18,850 for the period ended March 31, 2002.

     The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services.

     The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, outside legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

     The Fund has entered in a shareholder and administrative services agreement with Securian Financial Group. Under this agreement, the Fund pays an administrative services fee, equal to $7 per shareholder account annually, to Securian Financal Group for shareholder services which Securian Financial Group provides. Prior to December 1, 2001, the fund paid a shareholder services fee equal to $5 per shareholder account annually. The Fund also pays Securian Financial Group an administrative services fee equal to $6,200 per month for accounting, auditing, legal and other administrative services which Securian Financial Group provides.

     Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Under the Advisory Agreement, Advantus Capital voluntarily agreed to absorb all Fund costs and expenses which exceed 1.38% of Class A average daily net assets, 2.23% of Class B average daily net assets and 2.23% of Class C average daily net assets. During the period ended March 31, 2002, Advantus Capital voluntarily agreed to absorb $47,968 in expenses which were otherwise payable by the Fund.

     As of March 31, 2002, Securian Financial Group and subsidiaries and the directors and officers of the Fund as a whole owned 3,564,577 Class A shares which represents 83.7 percent of the total outstanding Class A shares.

     For the period ended March 31, 2002, sales charges received by Securian for distributing the Fund's three classes of shares amounted to $13,583.

     Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,720.

(5)  CAPITAL SHARE TRANSACTIONS

     Transactions in shares for the six month period ended March 31, 2002, and the year ended September 30, 2001 were as follows:

                                                           CLASS A                CLASS B              CLASS C
                                                   ---------------------    ------------------    -----------------
                                                     2002         2001       2002       2001       2002      2001
                                                   --------    ---------    -------   --------    ------    -------
Sold                                                428,134      374,323     24,974     67,534     6,162     14,611
Issued for reinvested distributions                       -    1,621,745          -    302,899         -     37,153
Redeemed                                           (440,711)    (429,560)   (58,478)  (151,151)   (8,711)   (23,563)
                                                   --------    ---------    -------   --------    ------    -------
                                                    (12,577)   1,566,508    (33,504)   219,282    (2,549)    28,201
                                                   ========    =========    =======   ========    ======    =======

(6)  SECURITIES LENDING CONTRACTS

     To enhance returns, the Fund loans securities to brokers in exchange for collateral. The Fund receives a fee from the brokers measured as a percent of the loaned securities. At March 31, 2002, the collateral is invested in cash equivalents and repurchase agreements and must be 102 percent of the value of securities loaned. The risks to the Fund is that the borrower may not provide additional collateral when required or return the securities when due. At March 31, 2002, securities valued at $8,670,385 were on loan to brokers and the Fund had $8,901,444 in cash collateral.

(7)  FINANCIAL HIGHLIGHTS

     Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                 CLASS A
                                           ---------------------------------------------------------------------------
                                           PERIOD FROM
                                           OCTOBER 1,
                                            2001 TO
                                            MARCH 31,                         YEAR ENDED SEPTEMBER 30,
                                              2002          ----------------------------------------------------------
                                           (UNAUDITED)       2001         2000       1999           1998        1997
                                             -------        -------     -------     -------        -------     -------
Net asset value, beginning of period         $  7.20        $ 20.77     $ 14.56     $ 11.32        $ 15.90     $ 15.94
                                             -------        -------     -------     -------        -------     -------
Income from investment operations:
  Net investment loss                           (.05)          (.03)       (.19)       (.14)          (.13)       (.04)
  Net gains (losses) on securities
    (both realized and unrealized)              2.09          (7.07)       6.40        3.38          (4.45)       1.74
                                             -------        -------     -------     -------        -------     -------
    Total from investment operations            2.04          (7.10)       6.21        3.24          (4.58)       1.70
                                             -------        -------     -------     -------        -------     -------
Less distributions:
  Distributions from net realized gains            -          (6.47)          -           -              -       (1.74)
                                             -------        -------     -------     -------        -------     -------
    Total distributions                            -          (6.47)          -           -              -       (1.74)
                                             -------        -------     -------     -------        -------     -------
Net asset value, end of period               $  9.24        $  7.20     $ 20.77     $ 14.56        $ 11.32     $ 15.90
                                             =======        =======     =======     =======        =======     =======
Total return (a)                               28.29%        (44.09)%     42.65%      28.62%       (28.81)%     12.88%
Net assets, end of period
  (in thousands)                             $39,330        $30,744     $56,087     $40,009        $31,844     $44,102
Ratio of expenses to average
  daily net assets (b)                          1.38%(c)       1.38%       1.25%       1.33%          1.27%       1.28%
Ratio of net investment income (loss)
  to average daily net assets (b)              (1.15)%(c)     (1.00)%      (.92)%      (.97)%         (.91)%      (.32)%
Portfolio turnover rate (excluding
  short-term securities)                        41.0%         105.4%      181.5%       99.3%          71.1%       65.8%

-------------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.

(b) The Fund's Adviser and Distributor voluntarily waived $66,818, $102,972, $114,780, $44,303, $68,536, and $74,325 in expenses for the period ended
     March 31, 2002 and the year ended September 30, 2001, 2000, 1999, 1998, and 1997, respectively. If the Class A shares had been charged for these fees, the ratio of expenses to average daily net assets would have been 1.70%, 1.60%, 1.43%, 1.45%, 1.44%, and 1.48%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (1.47)%, (1.22)%, (1.10)%, (1.09)%, (1.08)%, and (.52)%, respectively. If the Class B had been charged for these fees, the ratio of expenses to average daily net assets would have been 2.45% and 2.35% for Class B shares and Class C shares and the ratio of net investment income (loss) to average daily net assets would have been (2.22)% and (1.97)% for Class B shares and Class C shares for the period ended March 31, 2002 and the year ended September 30, 2001.

(c)  Adjusted to an annualized basis

                                                                            CLASS B
                                         -----------------------------------------------------------------------
                                         PERIOD FROM
                                          OCTOBER 1,
                                           2001 TO
                                           MARCH 31,                     YEAR ENDED SEPTEMBER 30,
                                             2002         ------------------------------------------------------
                                          (UNAUDITED)      2001           2000       1999       1998       1997
                                            ------        ------         ------     ------     ------     ------
Net asset value, beginning of period        $ 6.51        $19.63         $13.88     $10.88     $15.42     $15.64
                                            ------        ------         ------     ------     ------     ------
Income from investment operations:
  Net investment loss                         (.09)         (.07)          (.35)      (.26)      (.24)      (.18)
  Net gains (losses) on securities
    (both realized and unrealized)            1.90         (6.58)          6.10       3.26      (4.30)      1.70
                                            ------        ------         ------     ------     ------     ------
    Total from investment operations          1.81         (6.65)          5.75       3.00      (4.54)      1.52
                                            ------        ------         ------     ------     ------     ------
Less distributions:
  Distributions from net realized gains          -         (6.47)             -          -          -      (1.74)
                                            ------        ------         ------     ------     ------     ------
    Total distributions                          -         (6.47)             -          -          -      (1.74)
                                            ------        ------         ------     ------     ------     ------
Net asset value, end of period              $ 8.32        $ 6.51         $19.63     $13.88     $10.88     $15.42
                                            ======        ======         ======     ======     ======     ======
Total return (a)                             27.80%       (44.59)%        41.43%     27.57%    (29.44)%    11.89%
Net assets, end of period
  (in thousands)                            $5,395        $4,440         $9,086     $6,491     $5,903     $7,683
Ratio of expenses to average
  daily net assets (b)                        2.23%(c)      2.23%          2.10%      2.18%      2.14%      2.18%
Ratio of net investment income (loss)
  to average daily net assets (b)            (2.00)%(c)    (1.85)         (1.77)%    (1.82)%    (1.77)%    (1.60)%
Portfolio turnover rate (excluding
  short-term securities)                      41.0%        105.4%         181.5%      99.3%      71.1%      65.8%

                                                                               CLASS C
                                          ------------------------------------------------------------------------
                                          PERIOD FROM
                                           OCTOBER 1,
                                            2001 TO
                                            MARCH 31,                    YEAR ENDED SEPTEMBER 30,
                                              2002         -------------------------------------------------------
                                           (UNAUDITED)       2001        2000        1999       1998         1997
                                             ------        -------      ------      ------     -------      ------
Net asset value, beginning of period         $ 6.50        $ 19.62      $13.87      $10.87     $ 15.41      $15.63
                                             ------        -------      ------      ------     -------      ------
Income from investment operations:
  Net investment loss                          (.08)          (.05)       (.36)       (.27)       (.26)       (.23)
  Net gains (losses) on securities
    (both realized and unrealized)             1.89          (6.60)       6.11        3.27       (4.28)       1.75
                                             ------        -------      ------      ------     -------      ------
    Total from investment operations           1.81          (6.65)       5.75        3.00       (4.54)       1.52
                                             ------        -------      ------      ------     -------      ------
Less distributions:
  Distributions from net realized gains           -          (6.47)          -           -           -       (1.74)
                                             ------        -------      ------      ------     -------      ------
    Total distributions                           -          (6.47)          -           -           -       (1.74)
                                             ------        -------      ------      ------     -------      ------
Net asset value, end of period               $ 8.31        $  6.50      $19.62      $13.87     $ 10.87      $15.41
                                             ======        =======      ======      ======     =======      ======
Total return (a)                              27.65%        (44.54)%     41.46%      27.48%     (29.40)%     11.89%
Net assets, end of period
  (in thousands)                             $  670        $   541      $1,079      $  812     $   780      $1,133
Ratio of expenses to average
  daily net assets (b)                         2.23%(c)       2.23%       2.10%       2.18%       2.14%       2.18%
Ratio of net investment income (loss)
  to average daily net assets (b)             (2.00)%(c)     (1.85)%     (1.77)%     (1.82)%     (1.78)%     (1.75)%
Portfolio turnover rate (excluding
  short-term securities)                       41.0%         105.4%      181.5%       99.3%       71.1%       65.8%

ADVANTUS FUND

DIRECTORS AND EXECUTIVE OFFICERS

Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund. Certain of the directors are considered "interested persons" (as defined in the Investment Company Act of 1940) of the Fund primarily by reason of their engagement as officers of the Fund's investment adviser, Advantus Capital Management, Inc. ("Advantus Capital"), or as officers of companies affiliated with Advantus Capital, including Minnesota Life Insurance Company ("Minnesota Life"). The remaining directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, Advantus Capital, Minnesota Life or their other affiliates. A majority of the Board of Directors is comprised of Independent Directors.

The individuals listed in the table below serve as directors and officers of the Fund, and also serve in the same capacity for each of the other eleven Advantus Funds (the Advantus Funds are the twelve registered investment companies, consisting of 30 portfolios, for which Advantus Capital serves as the investment adviser). Only executive officers and other officers who perform policy-making functions with the Fund are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Advantus Funds. Each director serves for an indefinite term, until his or her resignation, death or removal.

                                         POSITION WITH FUND
NAME, ADDRESS(1)                         AND LENGTH OF                     PRINCIPAL OCCUPATION(S)
AND AGE                                  TIME SERVED                       DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------
William N. Westhoff                      President and                    President, Treasurer and Director,
Age: 54                                  Director since                   Advantus Capital Management, Inc.;
                                         July 23, 1998                    Senior Vice President and Treasurer,
                                                                          Minnesota Life Insurance Company;
                                                                          President, MCM Funding 1997-1, Inc.
                                                                          and MCM Funding 1998-1, Inc. (entities
                                                                          holding legal title to mortgages beneficially
                                                                          owned by certain clients of Advantus
                                                                          Capital); Senior Vice President, Global
                                                                          Investments, American Express Financial
                                                                          Corporation, Minneapolis, Minnesota,
                                                                          from August 1994 to October 1997

Frederick P. Feuerherm                   Vice President,                  Vice President, Assistant Secretary and
Age: 55                                  Director and                     Director, Advantus Capital Management,
                                         Treasurer since                  Inc.; Vice President, Minnesota Life
                                         July 13, 1994                    Insurance Company; Vice President and
                                                                          Director, MIMLIC Funding, Inc. (entity
                                                                          holding legal title to bonds beneficially
                                                                          owned by certain clients of Advantus
                                                                          Capital); Vice President and Assistant
                                                                          Secretary, MCM Funding 1997-1, Inc. and
                                                                          MCM Funding 1998-1, Inc. (entities holding
                                                                          legal title to mortgages beneficially owned
                                                                          by certain clients of Advantus Capital)

                                         POSITION WITH FUND
NAME, ADDRESS(1)                         AND LENGTH OF                    PRINCIPAL OCCUPATION(S)
AND AGE                                  TIME SERVED                      DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
-----------------------------------------------------------------------------------------------------------------------
Ralph D. Ebbott                          Director since                   Retired, Vice President and Treasurer
Age: 74                                  October 22, 1985                 of Minnesota Mining and
                                                                          Manufacturing Company
                                                                          (industrial and consumer products)
                                                                          through June 1989

Charles E. Arner                         Director since                   Retired, Vice Chairman of The First
Age: 79                                  April 30, 1986                   National Bank of Saint Paul from
                                                                          November 1983 through June 1984;
                                                                          Chairman and Chief Executive Officer
                                                                          of The First National Bank of Saint Paul
                                                                          from October 1980 through November
                                                                          1983

Ellen S. Berscheid                       Director since                   Regents' Professor of Psychology at the
Age: 65                                  October 22, 1985                 University of Minnesota
-----------------------------------------------------------------------------------------------------------------------
OTHER EXECUTIVE OFFICERS
-----------------------------------------------------------------------------------------------------------------------
Michael J. Radmer                        Secretary since                  Partner with the law firm of
Dorsey & Whitney LLP                     April 16, 1998                   Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402
Age: 56

-------
(1) Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.

The Fund's Statement of Additional Information (SAI) includes additional information about Fund directors, and is available, without charge, upon request. You may request a copy of the current SAI by telephoning Advantus Shareholder Services, toll free, at (800) 665-6005.

SHAREHOLDER SERVICES

     The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus containing more complete information including charges and expenses, for any of the Advantus Funds you are interested in. Read the prospectus carefully before investing. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER
Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc./Franklin Advisers, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management,Inc. manages twelve mutual funds containing $2.3 billion in assets in addition to $11.3 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 15 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

Advantus Real Estate Securities Fund

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


    THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED TO
        OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.




[ADVANTUS(TM) LOGO]
CAPITAL MANAGEMENT

Distributed by:
SECURIAN FINANCIAL SERVICES, INC.
Securities Dealer, Member NASD/SIPC.
Registered Investment Advisor

400 Robert Street North, St. Paul, MN 55101-2098
1.888.237.1838
3010-2002-2033N

SECURIAN FINANCIAL SERVICES, INC.                           PRESORTED STANDARD
400 ROBERT STREET NORTH                                      U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                       ST. PAUL, MN
                                                             PERMIT NO. 3547

ADDRESS SERVICE REQUESTED




F.48646 Rev. 5-2002